Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

I, Craig M. Nash, certify, pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)the Quarterly Report on Form 10‑Q for the period ended March  31, 2018 of ILG, Inc. (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ILG, Inc.

6	Chairman, President and Chief Executive Officer
Dated: May 3, 2018	/s/ Craig M. Nash Craig M. Nash Chairman, President and Chief Executive Officer